Filed Pursuant to Rule 497(e)
under the Securities Act of 1933
File No. 333-42583
File No. 811-08563


THE SPORTS FUNDS TRUST
(the "Trust")

The Motorsports Associated Growth and Income Fund
(the "Fund")


Supplement dated February 24, 1999
to Prospectus dated June 5, 1998



The following information replaces and supersedes any contrary information contained in the Fund's Prospectus.

At a special meeting of the Board of Trustees held on February 24, 1999, the Trustees decided that it was in the best interests of the Fund and its shareholders to suspend sales of its shares; terminate operations; liquidate the Fund's portfolio and redeem all shareholder accounts. The Board has taken this action due to the fact that the Fund has not grown in size sufficient to remain in operation. In connection with the redemption of all shareholder accounts, shareholders of record on February 26, 1999, will receive the value of their investments in the Fund valued in accordance with the terms of the Fund's current prospectus as of the close of business Friday February 26, 1999, the Fund's proposed liquidation date.

As a result of these actions, effective February 24, 1999, the Fund will no longer accept any requests to purchase shares.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.